EXHIBIT 10.19

SECOND AMENDMENT TO
BANK OF TEXAS PROFIT SHARING PLAN

      WHEREAS, as a result of the merger pursuant to which Bank of Texas merged with and into Texas Regional Bancshares, Inc.'s (the "Corporation") wholly-owned subsidiary, Texas State Bank, Texas Regional Bancshares, Inc. has become the successor sponsor of the Bank of Texas Profit Sharing Plan and related Trust (the "Plan"); and

      WHEREAS, Guy C. Fambrough and Fred R. Schmoker are the current Trustees of the trust created pursuant to the Bank of Texas Profit Sharing Plan; and

      WHEREAS, Guy C. Fambrough and Fred R. Schmoker are no longer employees of Texas State Bank or Texas Regional Bancshares, Inc.; and

      WHEREAS, Texas Regional Bancshares, Inc. desires to remove the current Trustees and to appoint successor Trustees of the Plan;

      NOW THEREFORE, IT IS HEREBY AGREED THAT effective as of September 27, 1999, Guy C. Fambrough and Fred R. Schmoker shall be removed as Trustees of the Bank of Texas Profit Sharing Plan and Trust and from and after said date shall have no further rights, powers, obligations, responsibilities or duties of a Trustee of the Bank of Texas Profit Sharing Plan and Trust;

      IT IS FURTHER AGREED that, effective immediately, G.E. Roney, Paul Moxley and R.T. Pigott, Jr. shall be, and hereby are, appointed as successor Trustees of the Bank of Texas Profit Sharing Plan and Trust and shall have all of the rights, powers, obligations, responsibilities and duties provided under the Bank of Texas Profit Sharing Plan and Trust and by law.

      By their signatures below, G.E. Roney, Paul Moxley and R.T. Pigott, Jr. accept their positions as Trustees of the Bank of Texas Profit Sharing Plan and Trust and further accept all of the rights, powers, obligations, responsibilities and duties imposed upon the Trustee under the Bank of Texas Profit Sharing Plan and Trust and by law.

      EXECUTED on this the 27th day of August, 1999, to be effective as provided hereinabove.

                                    TEXAS REGIONAL BANCSHARES, INC.


                                    BY:   /s/ G.E. RONEY
                                          -----------------------------
                                          G.E. Roney
                                          Chairman of the Board

                             ACCEPTANCE OF TRUSTEES

      The undersigned, G.E. Roney, Paul Moxley and R.T. Pigott, Jr., by their signatures below, hereby accept their appointment as Trustees under the Bank of Texas Profit Sharing Plan and Trust and further accept all of the rights, powers, obligations, responsibilities and duties imposed upon the Trustee under the Bank of Texas Profit Sharing Plan and Trust and by law.


                                          /s/ G.E. RONEY
                                          -----------------------------
                                          G.E. Roney

                                          /s/ PAUL MOXLEY
                                          -----------------------------
                                          Paul Moxley

                                          /s/ R.T. PIGOTT, JR.
                                          -----------------------------
                                          R.T. Pigott, Jr.